Exhibit 99.1

FOR IMMEDIATE RELEASE

Silver Bow Mining Appoints Montana Mining Executive

Doug Stiles as President

Travis Naugle, Chairman and CEO: “Doug’s appointment reflects our commitment to building a leadership team with deep Montana mining experience as we advance our Rainbow Block Project.”

BUTTE, MONTANA – July 27, 2026 – Silver Bow Mining Corp. (NYSE American: SBMT) (“Silver Bow Mining” or the “Company”), a minerals exploration company advancing the Butte Mining District of Montana, today announced the appointment of Doug Stiles as President of the Company. Mr. Stiles, who has served as Vice President of Regulatory and External Affairs since February 2026, will continue to report to Travis Naugle, Chairman and Chief Executive Officer.

Mr. Stiles’ appointment further strengthens the Company’s executive leadership team by aligning its technical, regulatory, operational, and stakeholder engagement functions under a seasoned Montana mining executive with more than 25 years of experience advancing mining projects through permitting, development, and operations. His leadership will be instrumental as Silver Bow Mining advances exploration, permitting, and development at its flagship Rainbow Block Project.

“Doug’s appointment reflects our commitment to building a leadership team with deep Montana mining experience as we advance our Rainbow Block Project,” said Travis Naugle. “He is a Montana native, a Montana Tech graduate, and a mining executive who has successfully navigated every stage of a mining project’s life cycle – from permitting and development through operations and closure. With the Rainbow Block Project located entirely on private patented lands under the jurisdiction of the Montana Department of Environmental Quality, we have a clear and well-defined permitting pathway. Doug’s leadership, experience, and deep understanding of Montana’s regulatory and community landscape significantly strengthen our ability to execute our strategy and responsibly advance the Rainbow Block.”

“I was born and raised in Montana and earned my engineering degree in Butte, so helping advance the Rainbow Block Project is both professionally rewarding and personally meaningful,” said Mr. Stiles. “Throughout my career, I have believed that successful mining is built on technical excellence, environmental responsibility, and earning the trust of regulators, local communities, and other stakeholders. Returning to the Butte Mining District to help build the next generation of mines here is an honor. As President, my focus will be on safely advancing the Rainbow Block Project while delivering on every commitment we make to the State of Montana, the communities of Butte and Walkerville, and our shareholders.”

Proven Track Record in Montana Mine Development

Mr. Stiles holds a BS in environmental engineering from Montana College of Mineral Science and Technology (now Montana Technological University), an MBA from Washington State University, and has spent more than 25 years permitting, developing, operating, and remediating mining projects in Montana, including the Rock Creek copper-silver project, the Montanore copper-silver project, and the Troy Mine.

As Silver Bow Mining’s Vice President of Regulatory and External Affairs, Mr. Stiles has been responsible for regulatory strategy, permitting, compliance, government relations, and public and community engagement activities in the Butte Mining District. He serves as the Company’s principal interface with the Montana Department of Environmental Quality and key stakeholders.

Mr. Stiles previously served as Director of Environmental Operations for Hecla Mining Company, the largest primary silver producer in the United States, and as General Manager of Hecla Montana, a wholly owned subsidiary. At Hecla, he directed state and federal permitting for the Rock Creek and Montanore copper-silver projects in northwest Montana. As project lead for both, he managed the subsequent state and federal legal challenges, providing expert witness and hearing testimony. He also led the closure of the Troy Mine, including an early modification of the mine’s state-approved Plan of Operations that improved closure outcomes for both the site and the surrounding environment.

About Silver Bow Mining Corp.

Silver Bow Mining Corp. is a minerals exploration company advancing the high-grade silver-zinc Rainbow Block Project in Montana’s historic Butte Mining District, while targeting a broader suite of U.S.-designated Critical Minerals including copper, manganese, germanium, gallium, indium, antimony, and bismuth. The Company holds approximately 4,193 acres of patented mineral claims and approximately 1,410 acres of surface lands across multiple claim blocks in this historically prolific district, including the flagship Rainbow Block.

On Behalf of Silver Bow Mining Corp.,

Travis Naugle, Chairman and Chief Executive Officer

For More Information, Contact:

Investor Relations

Silver Bow Mining Corp.

Email: ir@silverbowmining.com

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, the U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of applicable Canadian securities laws. All statements, other than statements of historical fact, included in this news release that address activities, events or developments that we expect or anticipate will or may occur in the future are forward-looking statements and forward-looking information. These forward-looking statements and forward-looking information include, but are not limited to, statements regarding the effective date of Mr. Stiles’ appointment as President, the alignment of the Company’s executive officers’ experience with the Company’s efforts to advance its project, the Company’s exploration, permitting and community engagement plans and activities at the Rainbow Block Project, and the Company’s expectations regarding underground exploration. When used in this news release or elsewhere, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “project,” “target,” “will,” “could,” “should,” and similar expressions, or statements that certain actions, events or results “may,” “could,” “would,” “should,” “might” or “will” occur or be achieved, often, but not always, identify forward-looking statements and forward-looking information. These statements are based on the Company’s current expectations, estimates, assumptions and beliefs as of the date of this news release, including assumptions regarding the availability of personnel, equipment, permits, services and financing; regulatory requirements; and general business, market and economic conditions.

These statements involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance or achievements of the Company to differ materially from those expressed or implied by such statements. Such factors include, among others, risks relating to reliance on key personnel and third-party contractors and consultants; risks relating to the retention and transition of executive officers; uncertainty of resource estimates; risks that exploration activities may not result in the definition of mineral resources or support further technical or economic studies; uncertainty as to the Company’s future capital costs, operating costs, non-operating costs, and ability to raise capital on terms acceptable to the Company or at all; risks relating to the Company’s exploration activities in Butte, Montana; risks related to the Company’s mineral claims, including the validity, title and maintenance of mineral claims and property rights; risks in obtaining, maintaining or amending permits, licenses and future permitting and regulatory approvals, including matters relating to Exploration License No. 00857; risks of delays resulting in timelines disclosed in this news release not being met; the risk that the Rainbow Block Project may not advance beyond the exploration stage or be developed into a commercially viable mining operation; and the inherently hazardous nature of mining-related activities and other operational and environmental risks inherent in mineral exploration and mining-related activities. Additional risk factors are discussed under the headings “Forward-Looking Statements” and “Risk Factors” in the Company’s Registration Statement on Form S-1, as amended, filed with the U.S. Securities and Exchange Commission on April 24, 2026, the Company’s Canadian prospectus dated April 29, 2026, filed on SEDAR+, and in other documents filed by the Company with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.

Although the Company has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. Readers are cautioned not to place undue reliance on forward-looking statements and forward-looking information, which speak only as of the date of this news release. Except as required by applicable law, the Company undertakes no obligation to update or revise any forward-looking statements or forward-looking information, whether as a result of new information, future events or otherwise.

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